Slide l 1 ANNUAL STOCKHOLDERS MEETING MAY 24, 2023 11:00 A.M. VIRTUAL ATSG

Slide l 2 JOE HETE CHAIRMAN ATSG BOARD OF DIRECTORS

Slide l 3 PRINCIPAL BUSINESS OF THE 2023 ANNUAL MEETING OF STOCKHOLDERS 1. The election of the ten (10) director nominees named in proxy statement 2. To consider and vote on an advisory proposal to ratify the appointment of Deloitte & Touche as the Company’s independent registered public accounting firm for 2023 3. To consider and hold an advisory vote on the compensation paid to the Company’s named executive officers for 2022 4. To consider and hold an advisory vote concerning whether to hold future advisory votes on executive compensation every year, every two years, or every three years

Slide l 4 RICH CORRADO PRESIDENT & CHIEF EXECUTIVE OFFICER ATSG

Slide l 5 ATSG BOARD OF DIRECTORS JEFFREY A. DOMINICK RANDY D. RADEMACHER JOSEPH C. HETE PHYLLIS J. CAMPBELL RAYMOND E. JOHNS, JR. RICHARD F. CORRADO LAURA J. PETERSON J. CHRISTOPHER TEETS JEFFREY J. VORHOLT PAUL S. WILLIAMS

Slide l 6 JOE PAYNE CHIEF LEGAL OFFICER ATSG

Slide l 7 PRINCIPAL BUSINESS OF THE 2023 ANNUAL MEETING OF STOCKHOLDERS 1. The election of the ten (10) director nominees named in proxy statement 2. To consider and vote on an advisory proposal to ratify the appointment of Deloitte & Touche as the Company’s independent registered public accounting firm for 2023 3. To consider and hold an advisory vote on the compensation paid to the Company’s named executive officers for 2022 4. To consider and hold an advisory vote concerning whether to hold future advisory votes on executive compensation every year, every two years, or every three years

Slide l 8 AIR TRANSPORT SERVICES GROUP SAFE HARBOR STATEMENT Except for historical information contained herein, the matters discussed in this release contain forward-looking statements that involve risks and uncertainties. A number of important factors could cause Air Transport Services Group, Inc.'s ("ATSG's") actual results to differ materially from those indicated by such forward-looking statements. Such factors include, but are not limited to: (i) unplanned changes in the market demand for our assets and services, including the loss of customers or a reduction in the level of services we perform for customers; (ii) our operating airlines' ability to maintain on-time service and control costs; (iii) the cost and timing with respect to which we are able to purchase and modify aircraft to a cargo configuration; (iv) fluctuations in ATSG's traded share price and in interest rates, which may result in mark-to-market charges on certain financial instruments; (v) the number, timing, and scheduled routes of our aircraft deployments to customers; (vi) our ability to remain in compliance with key agreements with customers, lenders and government agencies; (vii) the impact of current supply chain constraints both within and outside the United States, which may be more severe or persist longer than we currently expect; (viii) the impact of a competitive labor market, which could restrict our ability to fill key positions; (ix) changes in general economic and/or industry-specific conditions, including inflation; (x) the impact of geographical events or health epidemics such as the COVID-19 pandemic. and (xi) other factors that are contained from time to time in ATSG's filings with the U.S. Securities and Exchange Commission, including its annual report on Form 10-K and quarterly reports on Form 10-Q. Readers should carefully review this presentation and should not place undue reliance on ATSG's forward-looking statements. These forward-looking statements were based on information, plans and estimates as of the date of this presentation. Except as may be required by applicable law, ATSG undertakes no obligation to update any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes. This presentation also refers to non-GAAP financial measures from continuing operations, including adjusted earnings, adjusted earnings per share, adjusted pretax earnings, adjusted EBITDA, adjusted EBITDA by reportable segment and adjusted free cash flow. Management believes these metrics are useful to investors in assessing ATSG's financial position and results. These non-GAAP measures are not meant to be a substitute for ATSG’s GAAP financials. We advise you to refer to the reconciliations to GAAP measures, which are included in the company’s 8-K and accompanying earnings release furnished and dated 02/23/2023.

Slide l 9 2022 HIGHLIGHTS *Non-GAAP measure, please see the company’s 8K and accompanying earnings release for GAAP reconciliation furnished and dated February 23, 2023 ** Non-GAAP measure, please see enclosed GAAP reconciliation Customer Revenues $2.0 billion, up 18% over 2021 Adjusted EPS* of $2.28 vs. $1.61 in 2021, up 42% 2022 Adjusted EBITDA* $641 million, up 18% vs $541 million 2021 Consistently strong Operating Cash Flow of $472 million and Adjusted Free Cash Flow** of $285 million Feedstock secured for 2023 deliveries of twenty converted freighters GAAP EPS (basic) from Continuing Operations $2.67 9

Slide l 10 QUINT TURNER CHIEF FINANCIAL OFFICER ATSG

Slide l 11 2022 FINANCIALS $128 $156 $174 $263 2019 2020 2021 2022 * Non-GAAP measure, please see enclosed GAAP reconciliation $1,452 $1,571 $1,734 $2,045 2019 2020 2021 2022 $452 $497 $541 $641 2019 2020 2021 2022 - ANNUAL FINANCIALS ($ in millions) ADJUSTED EBITDA*ADJUSTED PRE-TAX EARNINGS *REVENUE

Slide l 12 -ANNUAL ADJUSTED EBITDA BY REPORTABLE SEGMENT ($ in millions) $282 $307 $368 $426 $154 $192 $170 $209 $16 $2 $3 $6 2019 2020 2021 2022 CAM ACMI Svcs* All Other** * ACMI 2020 and 2021 excludes the benefit of $47M and $112M respectively from government grants ** Results of non-reportable business segments and reconciling items; See appendix for non-GAAP reconciliation

Slide l 13 SUSTAINING CAPITAL EXPENDITURES Cost of planned airframe maintenance, engine overhauls, technology, and other property and equipment. GROWTH CAPITAL EXPENDITURES Cost of aircraft acquisitions and freighter modifications. $322 $309 $327 $346 $412 $183 $179 $172 $179 $187 DEC 2021 MAR 2022 JUN 2022 SEP 2022 DEC 2022 TOTAL CAPITAL EXPENDITURES $505 $408 $499 $525 $599 TTM ENDING Projected 2023 total capital spend of $850M - $260M for Sustaining and $590M for growth Fourteen 767-300s and six A321s to be leased in 2023 Twenty-two aircraft in conversion on Dec. 31, 2022 -TRAILING TWELVE MONTH TREND CAPITAL EXPENDITURES ($ in millions)

Slide l 14 $400 $406 $355 $373 $285 $183 $179 $172 $179 $187 DEC 2021 MAR 2022 JUN 2022 SEP 2022 DEC 2022 OPERATING CASH FLOWS (GAAP) $583 $585 $527 $552 $472 TTM ENDING SUSTAINING CAPITAL EXPENDITURES ADJUSTED FREE CASH FLOW (NON-GAAP) **Adjusted Free Cash Flow is a Non-GAAP measure and equals Operating Cash Flow less Sustaining Capital Expenditures ATSG received $83M in non repayable COVID PSP grants during the first half of 2021, not in 2022 Q4 2022 spike in DoD receivables and lower customer prepayments temporarily reducing adjusted free cash flow Stable sustaining capital expenditures Adjusted Free Cash Flow for Capex and Stock Repurchases -TRAILING TWELVE MONTH TREND ADJUSTED FREE CASH FLOW** ($ in millions)

Slide l 15 -SUPPORTS GROWTH CAPITAL STRUCTURE $388M of unused capacity under senior revolver facility as of 3/31/202 Accommodates share repurchases; two million shares repurchased in 4Q 2022; one million shares repurchased in 1Q 2023 31-Dec Mar 31 2022 2023 Senior Secured Revolver $620 $700 Unsecured Notes Convertible Notes 259 259 Unsecured Notes Payable 580 580 Total Debt Maturity Values $1,459 $1,539 Leverage Ratio Bank Agreement 2.22X 2.43X Revolver is SOFR based, Debt-to EBITDA variable rate 5.765%, expires Oct 2027 Unsecured Notes, fixed coupon rate of 4.75%, due Feb 2028 Convertible Notes, fixed coupon rate of 1.125%, due Sept 2024 ($ in thousands)

Slide l 16 OVERVIEW 2022 revenue and earnings gains fueled by six more dry leases of Boeing aircraft plus one re- lease and four lease extensions ACMI customers assigned seven more 767 freighters to be operated by ATSG cargo airlines Feedstock aircraft secured for the twenty freighters to lease in 2023 Awarded and completed a strong schedule of passenger airline mission for government customers Agreements to extend and expand ATSG’s longstanding commercial relationship with DHL with six-year extension of agreement and three additional 767-300 freighter leases 2022

Slide l 17 2022 SUSTAINABILITY REPORT Operational improvements from 2021 to 2022 resulted in a relative reduction in jet fuel usage by 19.9 million gallons and CO2 emissions by 191,000 tons. This carbon footprint reduction is in addition to fuel-efficiency improvements the company will realize from its ongoing fleet modernization. Support for charitable causes exceeded $850,000 during 2022, an increase of more than 65 % over the prior year. The company began offering four weeks of paid parental leave to all eligible employees, regardless of gender, upon the birth, adoption, or foster placement of a child. The new benefit became effective in April 2023. HIGHLIGHTS 17 ATSG formed a Management Sustainability Committee to further integrate ESG matters into the strategy and operations of the company.

Slide l 18 INVESTMENTS & RETURNS CAM scheduled to lease twenty newly converted freighters (14-767s, 6-A321-200s) in 2023 to generate double-digit returns on invested capital; $70+M of annualized freighter lease revenue in 2024 and beyond 767 conversion vendor pace improving; expect eight freighter deliveries in 1H 2023, twelve in 2H 2023 Resolving regulatory reviews by International authorities for A321-200 dry lease deliveries Given strong global midsize freighter demand and scarce feedstock, a/c on hand will complete 2023 deliveries and several 2024 deliveries ATSG has flexibility to redirect some 2024 and beyond capex to debt reduction, buy back shares FLEET

Slide l 19 OUTLOOK Adjusted EBITDA for 2023 to be $610 - $620 million Full year 2023 Adjusted EPS to be $1.55 - $1.70 2023 capital spending $850 million, including $260 million in sustaining capex and $590 million for growth ATSG remains midsize freighter market leader, with superior customer service record and strong balance sheet 2023

Slide l 20 RESULTS OF BALLOTING

Slide l 21 STOCKHOLDER Q & A

Slide l 22 CLOSING REMARKS THANK YOU FOR JOINING US TODAY!

Slide l 23 APPENDIX

Slide l 24 -ADJUSTED EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION NON-GAAP RECONCILIATION ($ in millions) 4Q2019 4Q2020 4Q2021 1Q2022 2Q2022 3Q2022 4Q2022 GAAP Pre-Tax Earnings (Loss) from Cont Ops 72$ 41$ 301$ 311$ 276$ 260$ 260$ Add impairment of aircraft and related assets -$ 39$ -$ -$ -$ -$ -$ Add transaction fees 1$ -$ -$ -$ -$ -$ -$ Add customer incentive amortization 17$ 21$ 23$ 23$ 23$ 23$ 23$ Less government grants recognized -$ (47)$ (112)$ (84)$ (45)$ (15)$ -$ Add non-service components of retiree benefit 9$ (12)$ (18)$ (19)$ (20)$ (20)$ (20)$ Less debt issuance costs -$ -$ 7$ 7$ -$ -$ -$ Less net (gain) loss on financial instruments 12$ 101$ (30)$ (23)$ 7$ (2)$ (9)$ Add loss from non-consolidated affiliates 17$ 13$ 3$ 3$ 7$ 7$ 8$ Add hangar foam incident -$ -$ -$ -$ -$ 1$ 1$ Adjusted Pre-Tax Earnings from Continuing Ops (non-GAAP) 128$ 156$ 174$ 218$ 248$ 254$ 263$ Interest Expense 67$ 63$ 59$ 56$ 50$ 48$ 47$ Depreciation and Amortization 257$ 278$ 308$ 319$ 325$ 331$ 331$ Adjusted EBITDA (non-GAAP) 452$ 497$ 541$ 593$ 623$ 633$ 641$ Trailing twelve months ended

Slide l 25 -SEGMENT ADJUSTED EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION NON-GAAP RECONCILIATION ($ in millions) CAM ACMI Svcs All Other Total CAM ACMI Svcs All Other Total CAM ACMI Svcs All Other Total CAM ACMI Svcs All Other Total Segment Earnings (GAAP) 69 32 (29) 72 77 114 (150) 41 106 159 36 301 143 95 22 260 38 25 4 67 39 21 3 63 38 18 3 59 31 14 2 47 - - - - - (47) - (47) - (112) - (112) - - - - 158 97 3 258 172 102 4 278 204 102 2 308 232 97 2 331 17 0 - 17 19 2 - 21 20 3 - 23 20 3 - 23 - - 17 17 - - 13 13 - - 3 3 - - 8 8 - - 12 12 - - 101 101 - - (30) (30) - - (9) (9) - - - - - - - - - - 7 7 - - - - - - 0 0 - - - - - - - - - - - - - - 9 9 - - (12) (12) - - (18) (18) - - (20) (20) Add: impairment of aircraft and related assets - - - - - - 39 39 - - - - - - - - Add: net charges for hangar foam incident - - - - - - - - - - - - - 0 1 1 Adjusted EBITDA (Non-GAAP) 282 154 16 452 307 192 (2) 497 368 170 3 541 426 209 6 641 Add: net interest expense Remove: Government grants Add: Depreciation & amortization Add: lease incentive amortization Add: charges for non-consolidated affiliates Add: net loss (gain) on financial instruments Add: debt issuance cocsts Add: transaction fees Add: other non-service components of retiree benefit costs, net 2019 2020 2021 2022